Exhibit 31.2

CERTIFICATION PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel P. Florin, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q/A for the quarterly period ended February 28, 2014 (the “report”) of LVB Acquisition, Inc. and Biomet, Inc. (collectively, the “Company”);

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

April 11, 2014

/s/ Daniel P. Florin
Daniel P. Florin
Senior Vice President and Chief Financial Officer